LEASES	12 Months Ended
Dec. 31, 2021
LEASES [Abstract]
LEASES

NOTE 4: -LEASES

The Company leases all its real estate, storage area and cars under various operating lease agreements that expire on various dates.

The Company’s operating leases have original lease periods expiring between 2022 and 2024. The offices in Israel lease include two options to renew, one of which was exercised in 2020. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain.

In October 2020 the Company’s lease of its offices in Israel was amended in connection with the exercise of the option. The amendment was not accounted for as a new lease. As a result of the amendment the operating lease right of use asset increased by $43, the operating lease liability decreased by $194 and the Company recorded foreign currency exchange rate of $237.

Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancelable lease payments and payments for optional renewal periods where it is reasonably certain the renewal period will be exercised.

Under ASC 842, all leases, including non-cancelable operating leases, are now recognized on the balance sheet. The aggregated present value of lease payments is recorded as a long-term asset titled Operating lease right of use asset. The corresponding lease liabilities are split between current maturity of operating lease liability within current liabilities and long-term operating lease liability within long-term liabilities. The Company’s leases do not provide an implicit rate, therefore the Company uses its incremental borrowing rate based on information available on the commencement date in determining the present value of lease payments.

The Company subleased small part of its leased premises until March 14, 2021. Sublease income in the year ended December 31, 2021 and 2020, amounted to $3 and $56, respectively.

The following table represents the weighted-average remaining lease term and discount rate:

Twelve months ended
December 31, 2021

Weighted average remaining lease term	3.87
Weighted average discount (annual) rate	5.49%

Operating lease expenses were approximately $956, $944 and $1,586 in the years ended December 31, 2021, 2020 and 2019, respectively.

Cash paid for amounts included in the measurement of lease liabilities was approximately $914, $927 and $1,577 in the years ended December 31, 2021, 2020 and 2019, respectively.

F - 24

COMPUGEN LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 4: -LEASES (Cont.)

Maturities of operating lease liabilities were as follows:

December 31, 2021

2022	$895
2023	726
2024	664
2025	631
2026 and after	129

Total operating lease payments	3,045
Less: imputed interest	295
Present value of lease liabilities	2,750

Lease liabilities, current	768
Lease liabilities, non- current	1,982

Present value of lease liabilities	$2,750

The above annual minimum future rental commitments include the period covered by the first exercised option with respect to the leased facility of Compugen Ltd. through March 2026 and exclude the second option to extend the lease of the Company facility for additional five-year period following expiration of the current lease period.